                                                                    Exhibit 24.1

                             KERR-McGEE CORPORATION

                                POWER OF ATTORNEY

         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3, including a Prospectus (the "Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, in connection with the Company's proposal to issue and sell up to $2,000,000,000 of securities of the Company;

         NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Robert M. Wohleber and Gregory F. Pilcher, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument to be effective upon the acquisition of HS Resources, Inc.

                                            /s/ William E. Bradford
                                           -------------------------------------
                                           WILLIAM E. BRADFORD, DIRECTOR

                             KERR-McGEE CORPORATION

                                POWER OF ATTORNEY

         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3, including a Prospectus (the "Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, in connection with the Company's proposal to issue and sell up to $2,000,000,000 of securities of the Company;

         NOW, THEREFORE, the undersigned in her capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Robert M. Wohleber and Gregory F. Pilcher, and each of them severally, her true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for her and in her name, place and stead, in her capacity as a Director of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument to be effective upon the acquisition of HS Resources, Inc.

                                              /s/ Sylvia A. Earle
                                              ----------------------------------
                                              SYLVIA A. EARLE, DIRECTOR

                             KERR-McGEE CORPORATION

                                POWER OF ATTORNEY

         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3, including a Prospectus (the "Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, in connection with the Company's proposal to issue and sell up to $2,000,000,000 of securities of the Company;

         NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Robert M. Wohleber and Gregory F. Pilcher, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument to be effective upon the acquisition of HS Resources, Inc.


                                              /s/ David C. Genever-Watling
                                              ----------------------------------
                                              DAVID C. GENEVER-WATLING, DIRECTOR

                             KERR-McGEE CORPORATION

                                POWER OF ATTORNEY

         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3, including a Prospectus (the "Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, in connection with the Company's proposal to issue and sell up to $2,000,000,000 of securities of the Company;

         NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Robert M. Wohleber and Gregory F. Pilcher, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument to be effective upon the acquisition of HS Resources, Inc.

                                              /s/ Martin C. Jischke
                                              ----------------------------------
                                              MARTIN C. JISCHKE, DIRECTOR

                             KERR-McGEE CORPORATION

                                POWER OF ATTORNEY

         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3, including a Prospectus (the "Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, in connection with the Company's proposal to issue and sell up to $2,000,000,000 of securities of the Company;

         NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Robert M. Wohleber and Gregory F. Pilcher, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument to be effective upon the acquisition of HS Resources, Inc.

                                              /s/ William C. Morris
                                              ----------------------------------
                                              WILLIAM C. MORRIS, DIRECTOR

                             KERR-McGEE CORPORATION

                                POWER OF ATTORNEY

         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3, including a Prospectus (the "Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, in connection with the Company's proposal to issue and sell up to $2,000,000,000 of securities of the Company;

         NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Robert M. Wohleber and Gregory F. Pilcher, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument to be effective upon the acquisition of HS Resources, Inc.

                                              /s/ John J. Murphy
                                              ----------------------------------
                                              JOHN J. MURPHY, DIRECTOR

                             KERR-McGEE CORPORATION

                                POWER OF ATTORNEY

         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3, including a Prospectus (the "Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, in connection with the Company's proposal to issue and sell up to $2,000,000,000 of securities of the Company;

         NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Robert M. Wohleber and Gregory F. Pilcher, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument to be effective upon the acquisition of HS Resources, Inc.

                                              /s/ Leroy C. Richie
                                              ----------------------------------
                                              LEROY C. RICHIE, DIRECTOR

                             KERR-McGEE CORPORATION

                                POWER OF ATTORNEY

         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3, including a Prospectus (the "Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, in connection with the Company's proposal to issue and sell up to $2,000,000,000 of securities of the Company;

         NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Robert M. Wohleber and Gregory F. Pilcher, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument to be effective upon the acquisition of HS Resources, Inc.

                                              /s/ Matthew R. Simmons
                                              ----------------------------------
                                              MATTHEW R. SIMMONS, DIRECTOR

                             KERR-McGEE CORPORATION

                                POWER OF ATTORNEY

         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3, including a Prospectus (the "Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, in connection with the Company's proposal to issue and sell up to $2,000,000,000 of securities of the Company;

         NOW, THEREFORE, the undersigned in her capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Robert M. Wohleber and Gregory F. Pilcher, and each of them severally, her true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for her and in her name, place and stead, in her capacity as a Director of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument to be effective upon the acquisition of HS Resources, Inc.

                                              /s/ Farah M. Walters
                                              ----------------------------------
                                              FARAH M. WALTERS, DIRECTOR

                             KERR-McGEE CORPORATION

                                POWER OF ATTORNEY

         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3, including a Prospectus (the "Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, in connection with the Company's proposal to issue and sell up to $2,000,000,000 of securities of the Company;

         NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Robert M. Wohleber and Gregory F. Pilcher, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument to be effective upon the acquisition of HS Resources, Inc.

                                              /s/ Ian L. White-Thomson
                                              ----------------------------------
                                              IAN L. WHITE-THOMSON, DIRECTOR

                             KERR-McGEE CORPORATION

                                POWER OF ATTORNEY

         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3, including a Prospectus (the "Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, in connection with the Company's proposal to issue and sell up to $2,000,000,000 of securities of the Company;

         NOW, THEREFORE, the undersigned in his capacity as a Director and Officer of the Company, does hereby appoint Robert M. Wohleber and Gregory F. Pilcher, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director and Officer of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument to be effective upon the acquisition of HS Resources, Inc.

                                              /s/ Luke R. Corbett
                                              ----------------------------------
                                              LUKE R. CORBETT
                                              CHAIRMAN OF THE BOARD AND
                                              CHIEF EXECUTIVE OFFICER

                             KERR-McGEE CORPORATION

                                POWER OF ATTORNEY

         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3, including a Prospectus (the "Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, in connection with the Company's proposal to issue and sell up to $2,000,000,000 of securities of the Company;

         NOW, THEREFORE, the undersigned in his capacity as an Officer of the Company, does hereby appoint Luke R. Corbett and Gregory F. Pilcher, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as an Officer of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument to be effective upon the acquisition of HS Resources, Inc.

                                              /s/ Robert M. Wohleber
                                              ----------------------------------
                                              ROBERT M. WOHLEBER
                                              SENIOR VICE PRESIDENT AND
                                              CHIEF FINANCIAL OFFICER

                             KERR-McGEE CORPORATION

                                POWER OF ATTORNEY

         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3, including a Prospectus (the "Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, in connection with the Company's proposal to issue and sell up to $2,000,000,000 of securities of the Company;

         NOW, THEREFORE, the undersigned in her capacity as an Officer of the Company, does hereby appoint Luke R. Corbett, Robert M. Wohleber and Gregory F. Pilcher, and each of them severally, her true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for her and in her name, place and stead, in her capacity as an Officer of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument to be effective upon the acquisition of HS Resources, Inc.

                                              /s/ Deborah A. Kitchens
                                              ----------------------------------
                                              DEBORAH A. KITCHENS
                                              VICE PRESIDENT AND
                                              CHIEF ACCOUNTING OFFICER

                        KERR-MCGEE OPERATING CORPORATION

                                POWER OF ATTORNEY


     WHEREAS, Kerr-McGee Operating Corporation, a Delaware corporation (the "Company"), (formerly Kerr-McGee Corporation) intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3, including a Prospectus (the "Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, in connection with the Company's proposal to issue and sell up to $2,000,000,000 of securities of the Company of the type listed therein;

     NOW, THEREFORE, the undersigned in his capacity as an Officer and Director of the Company, does hereby appoint Robert M. Wohleber and Gregory F. Pilcher, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as an Officer and Director of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument to be effective upon the 17th day of August, 2001.



                                       /s/ Luke R. Corbett
                                       ----------------------------------------
                                       LUKE R. CORBETT
                                       CHAIRMAN OF THE BOARD,
                                       CHIEF EXECUTIVE OFFICER AND DIRECTOR

                        KERR-MCGEE OPERATING CORPORATION

                                POWER OF ATTORNEY


     WHEREAS, Kerr-McGee Operating Corporation, a Delaware corporation (the "Company"), (formerly Kerr-McGee Corporation) intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3, including a Prospectus (the "Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, in connection with the Company's proposal to issue and sell up to $2,000,000,000 of securities of the Company of the type listed therein;

     NOW, THEREFORE, the undersigned in his capacity as an Officer and Director of the Company, does hereby appoint Luke R. Corbett, Robert M. Wohleber and Gregory F. Pilcher, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as an Officer and Director of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument to be effective upon the 17th day of August, 2001.



                                              /s/ Kenneth W. Crouch
                                              ----------------------------------
                                              KENNETH W. CROUCH
                                              SENIOR VICE PRESIDENT

                        KERR-MCGEE OPERATING CORPORATION

                                POWER OF ATTORNEY


     WHEREAS, Kerr-McGee Operating Corporation, a Delaware corporation (the "Company"), (formerly Kerr-McGee Corporation) intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3, including a Prospectus (the "Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, in connection with the Company's proposal to issue and sell up to $2,000,000,000 of securities of the Company of the type listed therein;

     NOW, THEREFORE, the undersigned in her capacity as an Officer of the Company, does hereby appoint Luke R. Corbett, Robert M. Wohleber and Gregory F. Pilcher, and each of them severally, her true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for her and in her name, place and stead, in her capacity as an Officer of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument to be effective upon the 17th day of August, 2001.



                                                 /s/ Deborah A. Kitchens
                                                 -------------------------------
                                                 DEBORAH A. KITCHENS
                                                 VICE PRESIDENT AND
                                                 CHIEF ACCOUNTING OFFICER

                        KERR-MCGEE OPERATING CORPORATION

                                POWER OF ATTORNEY


     WHEREAS, Kerr-McGee Operating Corporation, a Delaware corporation (the "Company"), (formerly Kerr-McGee Corporation) intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3, including a Prospectus (the "Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, in connection with the Company's proposal to issue and sell up to $2,000,000,000 of securities of the Company of the type listed therein;

     NOW, THEREFORE, the undersigned in his capacity as an Officer and Director of the Company, does hereby appoint Luke R. Corbett and Robert M. Wohleber, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as an Officer and Director of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument to be effective upon the 17th day of August, 2001.



                                             /s/ Gregory F. Pilcher
                                             --------------------------------
                                             GREGORY F. PILCHER
                                             SENIOR VICE PRESIDENT AND DIRECTOR

                        KERR-MCGEE OPERATING CORPORATION

                                POWER OF ATTORNEY


     WHEREAS, Kerr-McGee Operating Corporation, a Delaware corporation (the "Company"), (formerly Kerr-McGee Corporation) intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3, including a Prospectus (the "Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, in connection with the Company's proposal to issue and sell up to $2,000,000,000 of securities of the Company of the type listed therein;

     NOW, THEREFORE, the undersigned in his capacity as an Officer and Director of the Company, does hereby appoint Luke R. Corbett and Gregory F. Pilcher, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as an Officer and Director of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument to be effective upon the 17th day of August, 2001.



                                           /s/ Robert M. Wohleber
                                           -------------------------------------
                                           ROBERT M. WOHLEBER
                                           SENIOR VICE PRESIDENT,
                                           CHIEF FINANCIAL OFFICER AND DIRECTOR

                        KERR-MCGEE OPERATING CORPORATION

                                POWER OF ATTORNEY


     WHEREAS, Kerr-McGee Operating Corporation, a Delaware corporation (the "Company"), (formerly Kerr-McGee Corporation) intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3, including a Prospectus (the "Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, in connection with the Company's proposal to issue and sell up to $2,000,000,000 of securities of the Company of the type listed therein;

     NOW, THEREFORE, the undersigned in his capacity as an Officer and Director of the Company, does hereby appoint Luke R. Corbett, Robert M. Wohleber and Gregory F. Pilcher, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as an Officer and Director of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument to be effective upon the 17th day of August, 2001.



                                              /s/ W. P. Woodward
                                              ----------------------------------
                                              W. P. WOODWARD
                                              SENIOR VICE PRESIDENT

                               HS RESOURCES, INC.

                                POWER OF ATTORNEY


     WHEREAS, HS Resources, Inc., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3, including a Prospectus (the "Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, in connection with the Company's proposal to issue and sell up to $2,000,000,000 of securities of the Company of the type listed therein;

     NOW, THEREFORE, the undersigned in her capacity as an Officer and Director of the Company, does hereby appoint Luke R. Corbett, Robert M. Wohleber and Gregory F. Pilcher, and each of them severally, her true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for her and in her name, place and stead, in her capacity as an Officer and Director of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.


     IN WITNESS WHEREOF, the undersigned has executed this instrument to be effective upon the 17th day of August, 2001.




                                                   /s/ Annell Bay
                                                   -----------------------------
                                                   ANNELL BAY
                                                   VICE PRESIDENT AND DIRECTOR

                               HS RESOURCES, INC.

                                POWER OF ATTORNEY


     WHEREAS, HS Resources, Inc., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3, including a Prospectus (the "Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, in connection with the Company's proposal to issue and sell up to $2,000,000,000 of securities of the Company of the type listed therein;

     NOW, THEREFORE, the undersigned in his capacity as an Officer and Director of the Company, does hereby appoint Luke R. Corbett, Robert M. Wohleber and Gregory F. Pilcher, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as an Officer and Director of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.


     IN WITNESS WHEREOF, the undersigned has executed this instrument to be effective upon the 17th day of August, 2001.




                                                 /s/ Dale E. Cantwell
                                                 -------------------------------
                                                 DALE E. CANTWELL
                                                 VICE PRESIDENT AND DIRECTOR

                               HS RESOURCES, INC.

                                POWER OF ATTORNEY


         WHEREAS, HS Resources, Inc., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3, including a Prospectus (the "Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, in connection with the Company's proposal to issue and sell up to $2,000,000,000 of securities of the Company of the type listed therein;

         NOW, THEREFORE, the undersigned in his capacity as an Officer and Director of the Company, does hereby appoint Robert M. Wohleber and Gregory F. Pilcher, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as an Officer and Director of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument to be effective upon the 17th day of August, 2001.



                                            /s/ Luke R. Corbett
                                            ------------------------------------
                                            LUKE R. CORBETT
                                            CHAIRMAN OF THE BOARD,
                                            CHIEF EXECUTIVE OFFICER AND DIRECTOR

                               HS RESOURCES, INC.

                                POWER OF ATTORNEY


     WHEREAS, HS Resources, Inc., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3, including a Prospectus (the "Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, in connection with the Company's proposal to issue and sell up to $2,000,000,000 of securities of the Company of the type listed therein;

     NOW, THEREFORE, the undersigned in his capacity as an Officer and Director of the Company, does hereby appoint Luke R. Corbett, Robert M. Wohleber and Gregory F. Pilcher, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as an Officer and Director of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument to be effective upon the 17th day of August, 2001.



                                              /s/ Kenneth W. Crouch
                                              ----------------------------------
                                              KENNETH W. CROUCH
                                              SENIOR VICE PRESIDENT AND DIRECTOR

                               HS RESOURCES, INC.

                                POWER OF ATTORNEY


     WHEREAS, HS Resources, Inc., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3, including a Prospectus (the "Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, in connection with the Company's proposal to issue and sell up to $2,000,000,000 of securities of the Company of the type listed therein;

     NOW, THEREFORE, the undersigned in her capacity as an Officer of the Company, does hereby appoint Luke R. Corbett, Robert M. Wohleber and Gregory F. Pilcher, and each of them severally, her true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for her and in her name, place and stead, in her capacity as an Officer of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument to be effective upon the 17th day of August, 2001.



                                                 /s/ Deborah A. Kitchens
                                                 -------------------------------
                                                 DEBORAH A. KITCHENS
                                                 VICE PRESIDENT AND
                                                 CHIEF ACCOUNTING OFFICER

                               HS RESOURCES, INC.

                                POWER OF ATTORNEY


     WHEREAS, HS Resources, Inc., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3, including a Prospectus (the "Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, in connection with the Company's proposal to issue and sell up to $2,000,000,000 of securities of the Company of the type listed therein;

     NOW, THEREFORE, the undersigned in his capacity as an Officer and Director of the Company, does hereby appoint Luke R. Corbett and Robert M. Wohleber, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as an Officer and Director of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument to be effective upon the 17th day of August, 2001.



                                            /s/ Gregory F. Pilcher
                                            ------------------------------------
                                            GREGORY F. PILCHER
                                            SENIOR VICE PRESIDENT, SECRETARY AND
                                            DIRECTOR

                               HS RESOURCES, INC.

                                POWER OF ATTORNEY


     WHEREAS, HS Resources, Inc., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3, including a Prospectus (the "Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, in connection with the Company's proposal to issue and sell up to $2,000,000,000 of securities of the Company of the type listed therein;

     NOW, THEREFORE, the undersigned in his capacity as an Officer and Director of the Company, does hereby appoint Luke R. Corbett, Robert M. Wohleber and Gregory F. Pilcher, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as an Officer and Director of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument to be effective upon the 17th day of August, 2001.



                                                     /s/ Lawrence H. Towell
                                                     ---------------------------
                                                     LAWRENCE H. TOWELL
                                                     VICE PRESIDENT AND DIRECTOR

                               HS RESOURCES, INC.

                                POWER OF ATTORNEY


     WHEREAS, HS Resources, Inc., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3, including a Prospectus (the "Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, in connection with the Company's proposal to issue and sell up to $2,000,000,000 of securities of the Company of the type listed therein;

     NOW, THEREFORE, the undersigned in his capacity as an Officer and Director of the Company, does hereby appoint Luke R. Corbett and Gregory F. Pilcher, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as an Officer and Director of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument to be effective upon the 17th day of August, 2001.



                                            /s/ Robert M. Wohleber
                                            ------------------------------------
                                            ROBERT M. WOHLEBER
                                            SENIOR VICE PRESIDENT,
                                            CHIEF FINANCIAL OFFICER AND DIRECTOR